SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 of 15(d) of

                      The Securities Exchange Act of 1934

                          BOWLES FLUIDICS CORPORATION
                             A Maryland Corporation
                              SEC File No. 2-37706
                           Employer ID No. 52-0741762
                                6625 Dobbin Road
                            Columbia, Maryland 21045
                                 (410) 381-0400


     An Annual Meeting of Stockholders of Bowles Fluidics Corporation was held on March 14, 1996.

1. The following Board of Directors was elected:

     William Ewing, Jr.
     William Ewing III
     Julian Lazrus
     Ronald D. Stouffer
     John E. Searle, Jr.
     David C. Dressler

2. Also at the meeting of stockholders, Coopers & Lybrand L.L.P. was appointed as the Corporation's certified public accountants.

3. At a directors' meeting immediately following the meeting of stockholders, the following officers were elected:

   Chairman of the Board                          William Ewing, Jr.
   Vice Chairman of the Board                     Julian Lazrus
   President                                      Ronald D. Stouffer
   Vice President, Administration, & Secretary    Eleanor M. Kupris

   Vice President, Engineering                    Richard W. Hess
   Vice President, Finance                        David A. Quinn
   Vice President, Marketing                      Eric W. Koehler
   Vice President, Quality Assurance              Dharapuram N. Srinath
   Corporate Controller                           Arlene M. Hardy
   Vice President, Operations                     Melvyn J.L. Clough


                                      BOWLES FLUIDICS CORPORATION



                                      ____________________________
                                      Eleanor M. Kupris, Secretary

Date: ______________________